UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 1, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 500 South 27th Street Decatur, Illinois 62521 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events.

Reference is made to Note 3 - Rate and Regulatory Matters under Part I, Item 1. Financial Statements and to Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the combined Form 10-Q for the quarterly period ended June 30, 2005 of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries for a discussion of the February 2005 filing made by Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “Ameren Illinois Utilities”) with the Illinois Commerce Commission (“ICC”) for approval of a proposed reverse auction process for procuring electric generation and a proposed rate mechanism to pass generation costs through to customers, to take effect after the current Illinois electric rate freeze expires on January 1, 2007 and electric supply contracts expire on December 31, 2006. As reported in the Form 10-Q for the quarterly period ended June 30, 2005, the ICC in July 2005 denied the interlocutory administrative appeal by the Illinois Attorney General, the Citizens Utility Board (“CUB”) and the Environmental Law and Policy Center (“ELPC”) of the administrative law judge’s ruling which rejected their motion to dismiss the Ameren Illinois Utilities’ proposed generation procurement auction process. Also as reported in the Form 10-Q for the quarterly period ended June 30, 2005, the Ameren Illinois Utilities in July 2005 filed supplemental testimony which modified certain aspects of their February proposal to address issues raised by the ICC staff and certain other intervenors. In addition, the Form 10-Q for the quarterly period ended June 30, 2005 reported that in 2005, Ameren will begin the process of preparing utility cost-of-service studies to be submitted to the ICC as the basis for its determination of electric delivery service rates for the Ameren Illinois Utilities to be effective after the current rate freeze expires.

On September 1, 2005, the Illinois Attorney General, the Cook County State’s Attorney, the CUB and the ELPC filed a two-count complaint in the Chancery Division of the Circuit Court of Cook County, Illinois against the ICC and the individual ICC commissioners (the “Attorney General’s lawsuit”). The first count asks that the defendants be required to show by what authority the ICC claims it could approve market-based rates for electric service that has not been “declared competitive” pursuant to Section 16-113 of the Illinois Public Utilities Act (“PUA”). The second count seeks a declaratory judgment that the ICC lacks authority to approve market-based rates for electric service that has not been “declared competitive” pursuant to Section 16-113 of the PUA, and seeks injunctive relief prohibiting ICC approval of proposals by the Ameren Illinois Utilities and Commonwealth Edison Company that would impose market-based rates on customers who have electric service that has not been “declared competitive” pursuant to Section 16-113 of the PUA. The Ameren Illinois Utilities believe the claims are without merit and intend to vigorously oppose them. The legal argument underlying the Attorney General’s lawsuit is substantially similar to the legal argument presented to the administrative law judge, and to the ICC on interlocutory appeal, and rejected by both, in June and July 2005, respectively (as referred to above). On September 15, 2005, the Ameren Illinois Utilities filed their petition to intervene in the Attorney General’s lawsuit. If intervention is granted, the Ameren Illinois Utilities will deny the allegations in the complaint and seek a determination that the ICC has appropriate legal authority to approve the proposed electric generation procurement auction process pending before the ICC.

On September 2, 2005, Illinois Governor Blagojevich sent a letter to the ICC expressing his opposition to the Ameren Illinois Utilities’ proposed generation procurement auction process and requesting dismissal of the Ameren Illinois Utilities’ pending proceeding for approval of such process (“the Governor’s letter”). The Governor’s letter also stated his view that “the ICC is without authority to approve the market-based rates for the procurement of power, including the reverse auction, until this service [ to the various markets for electricity, especially the residential market, ] has been declared ‘competitive’.” A copy of the Governor’s letter is included as Exhibit 99.1. On September 15, 2005, the Ameren Illinois Utilities responded to the Governor’s letter. A copy of the Ameren Illinois Utilities’ letter is included as Exhibit 99.2.

The Ameren Illinois Utilities, which own virtually no generation, presently purchase energy and capacity under wholesale power supply contracts that expire on December 31, 2006. Through 2006, CIPS’ power supply is provided by its affiliate, Ameren Energy Generating Company, CILCO’s power supply is provided by its affiliate, AmerenEnergy Resources Generating Company and IP’s power supply is provided by non-affiliated companies. Accordingly, the Ameren Illinois Utilities will have to enter into new wholesale supply arrangements in order to satisfy their retail service obligations under the PUA beginning January 1, 2007. The effective date of new supply arrangements will coincide with the expiration of the retail rate freeze under the Illinois Electric Service Customer Choice and Rate Relief Law of 1997. The rate mechanism to pass generation costs through to customers as proposed in the Ameren Illinois Utilities’ February 2005 filing with the ICC would provide for full and timely recovery of costs incurred under the new power supply agreements. In addition, the Ameren Illinois Utilities intend to file revised tariffs with the ICC in late 2005 that would modify their electric delivery service rates effective January 2, 2007. Electric delivery service rates recover the Ameren Illinois Utilities’ transmission and distribution costs associated with the delivery of electric power and energy to their retail customers.

Both the Governor’s letter and the Attorney General’s lawsuit assert that the energy component of the Ameren Illinois Utilities’ retail rates for electricity should not be based on their cost to procure energy and capacity in the wholesale market. We are unable to predict the ultimate outcome of the Attorney General’s lawsuit or the pending ICC proceeding (as affected by the Governor’s letter), the timing of the final decisions on such matters or the impact on our results of operations, financial position, or liquidity. However, any decision or action that impairs the ability of the Ameren Illinois Utilities to fully recover purchased power costs from their electric customers in a timely manner could result in material adverse consequences. As noted in the Ameren Illinois Utilities’ response letter to the Illinois Governor (Exhibit 99.2 hereto), these consequences could include a significant drop in credit ratings (potentially to below investment grade status), a loss of access to the capital markets, higher borrowing costs, higher power supply costs, an inability to make timely energy infrastructure investments, reduced customer service, job losses and financial insolvency.

In light of efforts to limit the Ameren Illinois Utilities’ ability to recover their costs, Ameren and the Ameren Illinois Utilities are petitioning to intervene in the Attorney General’s lawsuit and if granted, will oppose the positions taken by the filing parties, and will vigorously defend the Ameren Illinois Utilities proposed generation procurement auction process in proceedings before the ICC, as well as complete their delivery service rate case filings by year end, and defend those positions in later hearings, in an effort to ensure full recovery of the Ameren Illinois Utilities’ costs and avoid or mitigate the potential material adverse consequences disclosed above. In addition, Ameren and the Ameren Illinois Utilities will continue to explore a number of legal and regulatory actions, strategies and alternatives to address these issues. There can be no assurance that Ameren and the Ameren Illinois Utilities will prevail in opposition to the Attorney General’s lawsuit, the stated opposition by the Illinois Governor and other stakeholders, or that the legal and regulatory actions, strategies and alternatives that Ameren and the Ameren Illinois Utilities are considering will be successful.

SECTION 9 - FINANCIALS STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number           Title:

99.1	Illinois Governor’s Letter to the Commissioners of the ICC, dated September 2, 2005
99.2	Ameren Illinois Utilities’ Letter to the Illinois Governor, dated September 15, 2005

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CILCORP INC. (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date:  September 15, 2005

Exhibit Index

Exhibit Number:             Title:

99.1	Illinois Governor’s Letter to the Commissioners of the ICC,
 dated September 2, 2005
99.2	Ameren Illinois Utilities’ Letter to the Illinois Governor,
dated September 15, 2005